                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 19

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

December 20, 1999

Dear Shareholder,

    As we approach the end of the century--and the millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen this century is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Those that have stood the test of time include:
          - Investing for the long-term
          - Basing investment decisions on sound research
          - Building a diversified portfolio
          - Believing in the value of professional investment advice

    While no one can predict the future, at Van Kampen, we believe that these ideas will remain important tenets for investors well into the next century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we enter the new millennium.

Sincerely,


[SIG.]
Richard F. Powers III

Chairman
Van Kampen Asset Management Inc.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.                                        1

Source: Investment Company Institute

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a brisk pace. High levels of consumer confidence fueled this heavy retail activity, which pushed the personal savings rate to a record low in September as spending rates outpaced income growth. Although the U.S. economy experienced a slowdown during the second quarter of 1999, growth rebounded in the third quarter with gross domestic product increasing an annualized 5.7 percent.

EMPLOYMENT

    The strong job market helped support the strength of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. Wage pressures pushed the cost of labor higher in the second quarter, as the employment cost index (ECI) recorded its biggest gain in eight years. However, productivity gains offset rising wages in the third quarter, bringing the ECI back to a more moderate level.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation, concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and tempering economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999 in an attempt to keep the economy from overheating.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Third Quarter 1999
                                    [GRAPH]


97Q3                                                            4.00
97Q4                                                            3.10
98Q1                                                            6.70
98Q2                                                            2.10
98Q3                                                            3.80
98Q4                                                            5.90
99Q1                                                            3.70
99Q2                                                            1.90
99Q3                                                            5.70

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED NOVEMBER 30, 1999

                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...   (1.33%)    (1.58%)     (1.73%)
Six-month total return(2)................   (5.98%)    (5.41%)     (2.69%)
One-year total return(2).................  (10.30%)    (9.99%)     (7.52%)
Five-year average annual total
return(2)................................    3.00%      3.00%       3.23%
Life-of-Fund average annual total
return(2)................................    3.23%      3.12%       2.74%
Commencement Date........................  11/15/91   11/15/91   04/12/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................    5.57%      5.04%       5.09%
SEC Yield(4).............................    3.86%      3.29%       3.29%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares). If the sales charges were included, total return would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending November 30, 1999.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in securities issued by foreign governments and corporations involves risks not typically associated with investing in U.S. government securities such as fluctuations in currency rates, changes in exchange control regulations, application of foreign tax laws, changes in foreign economic or monetary policy.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW
                   VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

We recently spoke with representatives of the advisor of the Van Kampen Global Government Securities Fund about the key events and economic forces that shaped the markets during the past six months. The portfolio managers include J. David Germany, Michael B. Kushma, Paul F. O'Brien, Christian G. Roth and Ram Willner of Morgan Stanley Dean Witter Investment Management.
     The following excerpts reflect their views on the Fund's performance during the six-month period ended November 30, 1999.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?

   A The past six months were terrible for global bond markets as long-term interest rates rose in Europe, Japan, and the United States-- the Fund's primary investment regions. When long-term interest rates rise, bond prices go down, making this a difficult environment for the Fund to achieve favorable returns. The most disappointing bond market was Europe, where long-term interest rates rose by more than 1 percent during the period in anticipation of sharp interest-rate hikes by the European Central Bank (ECB) over the next 12 months.
    Global economic growth was more robust than expected, particularly in regions of the world that had struggled earlier in the year. Commodity prices, led by oil, continued to march higher, while investor confidence finally started to rebound from the shocks of the third quarter of 1998. Compared to the U.S. dollar, the Japanese yen rose approximately 16 percent, and the European euro fell approximately 3.5 percent.

   Q  WHAT STRATEGIES DID YOU PURSUE IN THESE CONDITIONS?

   A Entering the period, we significantly decreased the Fund's exposure to Japan compared to the United States and Europe. We didn't expect Japan to show strong signs of recovery, and we believed that the Bank of Japan would keep interest rates near zero. We felt this combination of low interest rates and a weak economy would keep the yen neutral and offer minimal bond market opportunity.
    We made a good decision to decrease exposure to Japanese bonds due to the rise in interest rates, but we missed out on potential currency appreciation from the increase in the Japanese yen, which hurt the Fund. We did increase our exposure to the yen later in the period, which eventually helped returns, but we also maintained our exposure to Europe because we believed that the European economy would outperform Japan.
    Our significant exposure to Europe--approximately one-half of the Fund's assets--hurt Fund performance more than any other factor. We were greatly surprised by the market's reaction to stronger growth in Europe. At the beginning of the period, the market expected the ECB to remain neutral in its short-term monetary policy. However, accelerating economic growth, rising commodity prices, and a weak euro led the market to expect sharp interest-rate increases over the next 12 months. We held our exposure in Europe because we felt the economic fundamentals were attractive. Unfortunately, the Fund's performance was hurt by the market's expectations of rate increases, not by a deterioration of economic fundamentals. Going into the period, we did not anticipate the European economy would recover as fast as it did, and we did not expect the weakness in the euro. Compared to the euro, the yen appreciated nearly 20 percent during the period. The Fund benefited from its exposure to other European currencies such as the Swedish krona, which appreciated 5 percent versus the euro. For additional Fund portfolio highlights, please refer to page 8.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The price declines in global bond markets and the Fund's exposure to the euro hurt its return during the period. For Class A shares at net asset value, the Fund generated a total return of -1.33 percent(1) for the six months ended November 30, 1999. By comparison, the J.P. Morgan Global Traded Government Index generated a total return of 1.72 percent for the same period. This broad-based index is composed of major foreign and U.S. government bonds, weighted by the total market value of each country's securities. It reflects variations in currency values with all results measured in U.S. dollar terms. This index does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future results.

   Q  WHAT DO YOU SEE HAPPENING DURING THE NEXT SIX MONTHS?

   A Today, we remain confident in the global bond markets. In October we began decreasing our exposure to the United Kingdom in favor of German bonds because the price differential between U.K. and German bonds was greater than we've seen in approximately 20 years. During the period, the U.K. bond market performed well, but we don't expect that to continue in the near future at elevated price levels. In the short-term, we do not see signs of inflation in the United States or Europe, and we don't expect the ECB or the Federal Reserve Board to raise interest rates as much as the market has anticipated.
    With regard to commodities, we expect oil and other energy prices to continue to rise. We've seen a pattern among commodity-based economies in which economic recovery generally leads to currency strength. As a result, we have currency exposure to Canada and Australia, which are commodity-based economies.

    Among the currencies of Europe, Japan and the United States, we expect the euro to rebound versus the yen. Compared to the yen, it is significantly undervalued, and the strong economic recovery in Europe should provide good fundamental support. In addition, we feel a recovery in the global bond markets cannot happen unless inflation and interest-rate fears subside.

J. David Germany            Paul E. O'Brien            Ram Willner
Portfolio Manager           Portfolio Manager          Portfolio Manager

Michael B. Kushma           Christian G. Roth
Portfolio Manager           Portfolio Manager

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the current yield is the annual interest divided by the market price.

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

 TOP FIVE PORTFOLIO HOLDINGS AS OF NOVEMBER 30, 1999*

                                                        PERCENTAGE OF FUND'S
                                                        LONG-TERM INVESTMENTS
United States Treasury Bonds, 8.125% Coupon, 07/15/19
Maturity .............................................          11.1%
Government of Japan, 0.900% Coupon, 12/22/08
  Maturity ...........................................           7.1%
Government of France, 4.500% Coupon, 07/12/03
  Maturity ...........................................           6.5%
Government of France, December Forward 5.250% Coupon,
  04/25/08 Maturity ..................................           6.2%
United States Treasury Bonds, 12.000% Coupon, 05/15/05
  Maturity ...........................................           6.0%

 TOP FIVE COUNTRIES AS A PERCENTAGE OF LONG-TERM INVESTMENTS*
                                    [GRAPH]

                                                                     NOVEMBER 30, 1999                     MAY 31, 1999
                                                                     -----------------                     ------------
United States                                                              31.50                              43.40
Germany                                                                    14.00                              14.00
France                                                                     12.70                              10.70
Japan                                                                       7.10                              10.10
Spain                                                                       6.40                               2.70

* Includes Forward Purchase Commitments. For additional information, refer to
  Note 5 in the Notes to Financial Statements section.

                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

 DIVIDEND HISTORY (CLASS A SHARES)

FOR THE PERIOD ENDED NOVEMBER 30, 1999

                                  [BAR GRAPH]

                                                                           MONTHLY DIVIDEND
                                                                           ----------------
Jun 1999                                                                        0.0375
Jul 1999                                                                        0.0375
Aug 1999                                                                        0.0375
Sep 1999                                                                        0.0340
Oct 1999                                                                        0.0340
Nov 1999                                                                        0.0340

The dividend history represents past performance of the Fund and does not predict the Fund's future distributions.

 ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS
                                  [BAR GRAPH]

                                                                     NOVEMBER 30, 1999                     MAY 31, 1999
                                                                     -----------------                     ------------
Foreign Government and Government Agency Obligations                       52.60                               0.00
U.S. Government and Government Agency Obligations                          27.90                              30.50
Forward Purchase Commitments                                               14.80                              39.80
Short-Term Investments                                                      4.70                              29.70

                            PORTFOLIO OF INVESTMENTS

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
In Local
Currency                                                                      U.S. $
 (000)             Description           Coupon          Maturity          Market Value
---------------------------------------------------------------------------------------
           FOREIGN GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS  56.3%
           CANADA  3.8%
$  1,000   Canada Government -- CA$....   8.750%         12/01/05          $   767,174
   1,000   Canada Government -- CA$....   5.250          09/01/03              660,427
                                                                           -----------
                                                                             1,427,601
                                                                           -----------
           DENMARK  4.8%
  12,000   Kingdom of Denmark -- DKK...   7.000          11/15/07            1,788,216
                                                                           -----------
           EUROPE  2.1%
  70,000   European Investment
           Bank -- JPY.................   4.625          02/26/03              776,923
                                                                           -----------
           FRANCE  6.7%
   2,450   Government of
           France -- EUR...............   4.500          07/12/03            2,469,357
                                                                           -----------
           GERMANY  14.3%
   1,700   Bundesrepublik
           Deut -- EUR.................   6.500          07/04/27            1,851,770
   1,300   Germany Federal
           Unity -- EUR................   8.500          02/20/01            1,381,277
   1,200   Federal Republic of
           Germany -- EUR..............   6.000          07/04/27            1,273,392
  80,000   KFW Intl Finance -- JPY.....   1.000          12/20/04              783,196
                                                                           -----------
                                                                             5,289,635
                                                                           -----------
           ITALY  3.6%
   1,200   Republic of Italy -- EUR....   6.750          02/01/07            1,319,769
                                                                           -----------
           JAPAN  7.2%
 300,000   Government of
           Japan -- JPY................   0.900          12/22/08            2,674,788
                                                                           -----------
           NETHERLANDS  3.4%
   1,300   Kingdom of
           Netherlands -- EUR..........   3.000          02/15/02            1,276,668
                                                                           -----------
           SPAIN  3.9%
 130,000   Kingdom of Spain -- JPY.....   5.750          03/23/02            1,433,939
                                                                           -----------
           UNITED KINGDOM  6.5%
     950   United Kingdom
           Treasury -- GBP.............   8.500          07/16/07            1,761,091
     400   United Kingdom
           Treasury -- GBP.............   8.000          12/07/00              649,533
                                                                           -----------
                                                                             2,410,624
                                                                           -----------
TOTAL FOREIGN GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS...............     20,867,520
                                                                           -----------

                                               See Notes to Financial Statements

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
In Local
Currency                                                                      U.S. $
 (000)             Description           Coupon          Maturity          Market Value
---------------------------------------------------------------------------------------
           UNITED STATES GOVERNMENT & GOVERNMENT AGENCY
           OBLIGATIONS  29.8%
$    550   Federal National Mortgage
           Association -- AUD..........   6.500%         07/10/02          $   350,398
     500   Federal National Mortgage
           Association -- AUD..........   6.375          08/15/07              304,949
  50,000   Federal National Mortgage
           Association -- JPY..........   2.125          10/09/07              508,396
     338   Government National Mortgage
           Association
           Pools -- US$ (a)............   8.000    11/15/00 to 12/15/25        343,665
   1,800   United States Treasury
           Bonds -- US$ (a)............  12.000          05/15/05            2,265,462
   3,600   United States Treasury
           Bonds -- US$ (a)............   8.125          07/15/19            4,191,192
   1,000   United States Treasury
           Notes -- US$ (a)............   6.250          10/31/01            1,004,220
   2,100   United States Treasury
           Notes -- US$ (a)............   6.250          10/31/01            2,095,401
                                                                           -----------
TOTAL UNITED STATES GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS.........     11,063,683
                                                                           -----------
           FORWARD PURCHASE COMMITMENTS  15.8%
   1,000   Kingdom of Spain, December
           Forward -- EUR..............   5.150          07/30/09              993,641
   2,300   Government of France,
           December Forward -- EUR.....   5.250          04/25/08            2,337,526
  10,000   Kingdom of Sweeden, December
           Forward -- SEK..............  13.000          07/15/01            1,317,877
   3,000   Kingdom of Sweeden, December
           Forward -- SEK..............   6.000          02/09/05              361,671
     300   United States Treasury
           Bonds, December
           Forward -- US$..............   8.125          08/15/19              349,266
     500   United States Treasury
           Notes, December
           Forward -- US$..............   6.250          02/15/07              498,905
                                                                           -----------
TOTAL FORWARD PURCHASE COMMITMENTS.....................................      5,858,886
                                                                           -----------

                                               See Notes to Financial Statements

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
In Local
Currency                                                                      U.S. $
 (000)             Description           Coupon          Maturity          Market Value
---------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  101.9%
  (Cost $38,575,224)...................................................    $37,790,089
                                                                           -----------
                                           SHORT-TERM INVESTMENTS  5.1%
           COMMERCIAL PAPER  3.0%
$  1,100   KFW Intl Fin, Inc. (yielding 5.31%, 12/01/99
           maturity) (a)...............................................      1,100,000
           REPURCHASE AGREEMENT  2.1%
           State Street Bank & Trust Co. (Collateralized by U.S.
           Government Obligations, $778,000 par, 8.50% coupon, dated
           05/31/99, to be sold on 06/01/99 at $778,097) (a)...........        778,000
                                                                           -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,878,000)....................................................      1,878,000
                                                                           -----------
TOTAL INVESTMENTS  107.0%
  (Cost $40,453,224)...................................................     39,668,089
FOREIGN CURRENCY (JAPANESE YEN) 0.0%
  (Cost $177)..........................................................            184
LIABILITIES IN EXCESS OF OTHER ASSETS  (7.0%)..........................     (2,578,756)
                                                                           -----------
NET ASSETS  100.0%.....................................................    $37,089,517
                                                                           ===========

(a) Assets segregated as collateral for forward purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $40,453,224)........................  $ 39,668,089
Foreign Currency (Cost $177)................................           184
Cash........................................................           922
Receivables:
  Investments Sold..........................................     3,734,401
  Interest..................................................       818,164
  Fund Shares Sold..........................................         4,895
Other.......................................................        30,745
                                                              ------------
      Total Assets..........................................    44,257,400
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     6,054,302
  Fund Shares Repurchased...................................       113,997
  Income Distributions......................................        73,845
  Investment Advisory Fee...................................        50,237
  Distributor and Affiliates................................         6,417
Forward Currency Contracts and Forward Commitments..........       703,931
Trustees' Deferred Compensation and Retirement Plans........        79,396
Accrued Expenses............................................        85,758
                                                              ------------
      Total Liabilities.....................................     7,167,883
                                                              ------------
NET ASSETS..................................................  $ 37,089,517
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 78,637,245
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (348,945)
Net Unrealized Depreciation.................................    (1,234,948)
Accumulated Net Realized Loss...............................   (39,963,835)
                                                              ------------
NET ASSETS..................................................  $ 37,089,517
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $24,502,892 and 3,504,597 shares of
      beneficial interest issued and outstanding)...........  $       6.99
    Maximum sales charge (4.75%* of offering price).........           .35
                                                              ------------
    Maximum offering price to public........................  $       7.34
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $10,567,146 and 1,503,780 shares of
      beneficial interest issued and outstanding)...........  $       7.03
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $2,019,479 and 290,701 shares of
      beneficial interest issued and outstanding)...........  $       6.95
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $1,139).......  $ 1,383,632
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      172,196
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $29,997, $98,571 and $11,034,
  respectively).............................................      139,602
Shareholder Services........................................       56,212
Custody.....................................................       37,269
Reports to Shareholders.....................................       27,600
Trustees' Fees and Related Expenses.........................        6,895
Legal.......................................................        1,830
Other.......................................................       58,993
                                                              -----------
    Total Expenses..........................................      500,597
                                                              -----------
NET INVESTMENT INCOME.......................................  $   883,035
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (554,932)
  Forward Commitments.......................................   (1,834,752)
  Foreign Currency Transactions.............................      823,445
                                                              -----------
Net Realized Loss...........................................   (1,566,239)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (1,190,372)
                                                              -----------
  End of the Period:
    Investments.............................................     (785,135)
    Forward Currency Contracts and Forward Commitments......     (449,820)
    Foreign Currency Translation............................            7
                                                              -----------
                                                               (1,234,948)
                                                              -----------
Net Unrealized Depreciation During the Period...............      (44,576)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,610,815)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (727,780)
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

               For the Six Months Ended November 30, 1999 and the
                      Year Ended May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended      Year Ended
                                                   November 30, 1999    May 31, 1999
------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................    $   883,035       $  2,587,654
Net Realized Gain/Loss............................     (1,566,239)           637,577
Net Unrealized Depreciation During the Period.....        (44,576)        (1,628,806)
                                                      -----------       ------------
Change in Net Assets from Operations..............       (727,780)         1,596,425
                                                      -----------       ------------
Distributions from Net Investment Income..........       (943,421)        (3,365,273)
Distributions in Excess of Net Investment
  Income..........................................       (348,945)               -0-
                                                      -----------       ------------
Distributions from and in Excess of Net Investment
  Income*.........................................     (1,292,366)        (3,365,273)
                                                      -----------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     (2,020,146)        (1,768,848)
                                                      -----------       ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................      7,339,991         25,387,352
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................        854,227          2,141,165
Cost of Shares Repurchased........................    (23,111,053)       (36,621,754)
                                                      -----------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................    (14,916,835)        (9,093,237)
                                                      -----------       ------------
TOTAL DECREASE IN NET ASSETS......................    (16,936,981)       (10,862,085)
NET ASSETS:
Beginning of the Period...........................     54,026,498         64,888,583
                                                      -----------       ------------
End of the Period
  (Including accumulated undistributed net
  investment income of ($348,945) and $60,386,
  respectively)...................................    $37,089,517       $ 54,026,498
                                                      ===========       ============
*DISTRIBUTIONS BY CLASS:
------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment
  Income:
  Class A Shares..................................    $  (720,920)      $ (1,391,139)
  Class B Shares..................................       (513,702)        (1,810,060)
  Class C Shares..................................        (57,744)          (164,074)
                                                      -----------       ------------
                                                      $(1,292,366)      $ (3,365,273)
                                                      ===========       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                              Year Ended May 31,
                                Six Months Ended     ------------------------------------
       Class A Shares         November 30, 1999(a)   1999(a)   1998(a)   1997(a)    1996
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period...................        $7.298          $7.553    $7.604    $ 7.92    $ 8.24
                                     ------          ------    ------    ------    ------
  Net Investment Income......          .149            .369      .352      .526       .56
  Net Realized and Unrealized
    Gain/Loss................         (.240)          (.144)     .088     (.310)    (.328)
                                     ------          ------    ------    ------    ------
Total from Investment
  Operations.................         (.091)           .225      .440      .216      .232
Less Distributions from and
  in Excess of Net Investment
  Income.....................          .215            .480      .491      .532      .552
                                     ------          ------    ------    ------    ------
Net Asset Value, End of the
  Period.....................        $6.992          $7.298    $7.553    $7.604    $ 7.92
                                     ======          ======    ======    ======    ======
Total Return (b).............        (1.33%)*         2.75%     5.98%     2.65%     2.81%
Net Assets at End of the
  Period (In millions).......        $ 24.5          $ 23.9    $ 21.9    $ 25.7    $ 36.4
Ratio of Expenses to Average
  Net Assets (c).............         1.84%           1.56%     1.95%     1.57%     1.51%
Ratio of Net Investment
  Income to Average Net
  Assets (c).................         4.18%           4.88%     4.69%     6.58%     6.66%
Portfolio Turnover...........           12%*           183%      276%      161%      239%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

*Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                              Year Ended May 31,
                                Six Months Ended     ------------------------------------
Class B Shares                November 30, 1999(a)   1999(a)   1998(a)   1997(a)    1996
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period...................        $7.344          $7.596    $7.645    $ 7.96    $ 8.28
                                     ------          ------    ------    ------    ------
  Net Investment Income......          .126            .320      .299      .477       .49
  Net Realized and Unrealized
    Gain/Loss................         (.257)          (.152)     .083     (.320)    (.318)
                                     ------          ------    ------    ------    ------
Total from Investment
  Operations.................         (.131)           .168      .382      .157      .172
Less Distributions from and
  in Excess of Net Investment
  Income.....................          .186            .420      .431      .472      .492
                                     ------          ------    ------    ------    ------
Net Asset Value, End of the
  Period.....................        $7.027          $7.344    $7.596    $7.645    $ 7.96
                                     ======          ======    ======    ======    ======
Total Return (b).............        (1.58%)*         1.94%     4.98%     2.00%     2.06%
Net Assets at End of the
  Period (In millions).......        $ 10.6          $ 27.7    $ 39.5    $ 56.9    $ 97.7
Ratio of Expenses to Average
  Net Assets (c).............         2.53%           2.29%     2.72%     2.33%     2.27%
Ratio of Net Investment
  Income to Average Net
  Asset (c)..................         3.47%           4.06%     3.91%     5.86%     5.91%
Portfolio Turnover...........           12%*           183%      276%      161%      239%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

*Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                              Year Ended May 31,
                                Six Months Ended     ------------------------------------
Class C Shares                November 30, 1999(a)   1999(a)   1998(a)   1997(a)    1996
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period...................        $7.280          $7.534    $7.585    $ 7.91    $ 8.22
                                     ------          ------    ------    ------    ------
  Net Investment Income......          .122            .316      .293      .471       .46
  Net Realized and Unrealized
    Gain/Loss................         (.269)          (.150)     .087     (.324)    (.278)
                                     ------          ------    ------    ------    ------
Total from Investment
  Operations.................         (.147)           .166      .380      .147      .182
Less Distributions from and
  in Excess of Net Investment
  Income.....................          .186            .420      .431      .472      .492
                                     ------          ------    ------    ------    ------
Net Asset Value, End of the
  Period.....................        $6.947          $7.280    $7.534    $7.585    $ 7.91
                                     ======          ======    ======    ======    ======
Total Return (b).............        (1.73%)*         1.96%     5.02%     1.88%     2.20%
Net Assets at End of the
  Period (In millions).......        $  2.0          $  2.4    $  3.5    $  5.6    $  9.5
Ratio of Expenses to Average
  Net Assets (c).............         2.60%           2.29%     2.72%     2.33%     2.27%
Ratio of Net Investment
  Income to Average Net
  Assets (c).................         3.42%           4.05%     3.90%     5.84%     5.91%
Portfolio Turnover...........           12%*           183%      276%      161%      239%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

*Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Global Government Securities Fund (the "Fund") is organized as a series of Van Kampen World Portfolio Series Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide a high level of current income. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The Fund commenced investment operations on November 15, 1991. The distribution of the Fund's Class C shares commenced on April 12, 1993.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at the mean of the quoted bid or asked prices as obtained from an independent pricing service. If such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.
    Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    At November 30, 1999, for federal income tax purposes the cost of long- and short-term investments is $40,453,224, the aggregate gross unrealized appreciation is $277,935 and the aggregate gross unrealized depreciation is $1,063,070, resulting in net unrealized depreciation on long- and short-term investments of $785,135.

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $37,203,444, which expires between May 31, 2003 and May 31, 2006. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, wash sales, and the mark to market of open forward currency contracts at May 31, 1999.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Net realized gains, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of .75%. The Adviser has entered into a subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.
    For the six months ended November 30, 1999, the Fund recognized expenses of approximately $1,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the six months ended November 30, 1999, the Fund recognized expenses of approximately $24,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended November 30, 1999, the Fund recognized expenses of approximately $34,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
    At November 30, 1999, capital aggregated $37,359,059, $35,550,657 and
$5,727,529 for Classes A, B and C, respectively. For the six months ended November 30, 1999, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................    975,746    $  6,946,832
  Class B......................................     47,559         341,979
  Class C......................................      7,208          51,180
                                                ----------    ------------
Total Sales....................................  1,030,513    $  7,339,991
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................     65,346    $    465,693
  Class B......................................     49,914         358,672
  Class C......................................      4,200          29,862
                                                ----------    ------------
Total Dividend Reinvestment....................    119,460    $    854,227
                                                ==========    ============
Repurchases:
  Class A......................................   (809,175)   $ (5,758,079)
  Class B...................................... (2,374,905)    (17,022,518)
  Class C......................................    (46,459)       (330,456)
                                                ----------    ------------
Total Repurchases.............................. (3,230,539)   $(23,111,053)
                                                ==========    ============

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At May 31, 1999, capital aggregated $35,704,613, $51,872,524 and $5,976,943 for Classes A, B and C, respectively. For the year ended May 31, 1999, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................  1,506,855    $ 11,587,495
  Class B......................................  1,726,839      13,643,494
  Class C......................................     20,077         156,363
                                                ----------    ------------
Total Sales....................................  3,253,771    $ 25,387,352
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................    113,067    $    869,477
  Class B......................................    153,357       1,186,337
  Class C......................................     11,101          85,351
                                                ----------    ------------
Total Dividend Reinvestment....................    277,525    $  2,141,165
                                                ==========    ============
Repurchases:
  Class A...................................... (1,246,677)   $ (9,616,649)
  Class B...................................... (3,295,845)    (25,669,869)
  Class C......................................   (171,957)     (1,335,236)
                                                ----------    ------------
Total Repurchases.............................. (4,714,479)   $(36,621,754)
                                                ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the six months ended November 30, 1999, 862,980 Class B shares automatically converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received on such shares, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended November 30, 1999, no Class C shares converted to Class A shares. The CDSC will be

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      4.00%               None
Third........................................      3.00%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth and Thereafter.........................       None               None

    For the six months ended November 30, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $900 and CDSC on the redeemed shares of approximately $10,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitments, were $4,710,957 and $3,513,339, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.
    Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

A. FORWARD PURCHASE COMMITMENTS--The Fund trades certain securities under the terms of forward purchase commitments, whereby the settlement occurs at a specific future date. Forward purchase commitments are privately negotiated transactions between the Fund and dealers. While forward purchase commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. The forward purchase commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. There were no forward purchase commitments outstanding at November 30, 1999.

B. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. However, settlement of both the purchase and sale is still scheduled to occur in the denominated foreign currency at a future date. The net difference in the amount of foreign currency on the trade is marked to market daily with any fluctuation included as a component of unrealized gain/loss on forwards.
    The following closed but unsettled forward transactions were outstanding at November 30, 1999:

                                                             UNREALIZED
                                      LOCAL CURRENCY         GAIN ON NET    US$ NET
                                 -------------------------    CURRENCY     RECEIVABLE
     DESCRIPTION/CURRENCY        RECEIVABLE      PAYABLE     DIFFERENCE    (PAYABLE)
-------------------------------------------------------------------------------------
AUSTRALIA (COMMONWEALTH OF) -- DOLLAR
  (1,000,000 par, 7.50%,
    07/15/05)                      1,079,570     1,068,083     $ 7,931      $ 7,312
SPAIN (KINGDOM OF) -- ECU
  (600,000 par, 5.15%,
    07/30/09)                        606,528       589,833      23,190       16,824
JAPAN -- YEN
  (80,000,000 par, 3.40%,
    03/22/04)                     89,076,548    89,117,348      (3,766)        (401)
JAPAN -- YEN
  (160,000,000 par, 3.40%,
    03/22/04)                    178,602,696   178,234,696      (7,241)       3,615
                                                               -------      -------
                                                               $20,114      $27,350
                                                               =======      =======

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

C. FORWARD CURRENCY CONTRACTS--A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
    The following forward currency contracts were outstanding as of November 30, 1999:

                                                             UNREALIZED
                                               CURRENT      APPRECIATION/
                                                VALUE       DEPRECIATION
-------------------------------------------------------------------------
LONG CONTRACTS
Australian Dollar,
  1,100,000 expiring 12/13/99..............  $   700,489     $   (26,886)
Danish Krone,
  13,100,000 expiring 12/01/99.............    1,774,501        (132,340)
Japanese Yen,
  50,000,000 expiring 12/01/99.............      491,270          13,103
  620,000,000 expiring 12/01/99............    6,091,752         186,990
Swedish Krona,
  18,800,000 expiring 12/01/99.............    2,209,855        (102,568)
Euro Currency,
  12,500,000 expiring 12/06/99.............   12,603,271      (1,052,479)
  500,000 expiring 12/13/99................      504,430         (34,695)
                                             -----------     -----------
  TOTAL LONG CONTRACTS.....................   24,375,568      (1,148,875)
                                             -----------     -----------
SHORT CONTRACTS
British Pound Sterling,
  1,800,000 expiring 12/02/99..............    2,870,475         103,485
Japanese Yen,
  325,000,000 expiring 12/01/99............    3,193,257         (92,112)
  93,000,000 expiring 12/01/99.............      913,762         (21,163)
Euro Currency,
  6,680,000 expiring 12/06/99..............    6,735,188         294,565
  500,000 expiring 12/13/99................      504,430          35,510
  2,000,000 expiring 02/02/00..............    2,017,720           5,821
Australian Dollar,
  1,100,000 expiring 12/13/99..............      700,489           7,581

                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                             UNREALIZED
                                               CURRENT      APPRECIATION/
                                                VALUE       DEPRECIATION
-------------------------------------------------------------------------
Danish Krone,
  13,100,000 expiring 12/01/99.............    1,774,501          62,806
Swedish Krona,
  3,900,000 expiring 12/01/99..............      458,427          21,101
                                             -----------     -----------
  TOTAL SHORT CONTRACTS....................  $19,168,249         417,594
                                             ===========     -----------
                                                             $  (731,281)
                                                             ===========

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the six months ended November 30, 1999, are payments retained by Van Kampen of approximately $87,900.

7. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating Fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and
Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY DEAN WITTER
INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph

Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 2000 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After April 30, 2000, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.